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                                                                      EXHIBIT 21

           Subsidiaries of Calpine Corporation as of December 31, 2000

     Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of Calpine Corporation as of December 31, 2000, unless otherwise indicated. Certain subsidiaries which when considered in the aggregate would not constitute a significant subsidiary, are omitted from the list below.

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                            Entity                                         Jurisdiction               Ownership Interest
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
3044017 Nova Scotia Company                                                Nova Scotia                       100%
899510 Alberta Ltd.                                                          Alberta                         100%
Acadia Power Partners, LLC                                                   Delaware                        50%
Airport Cogen Corp.                                                          Delaware                        100%
Anacapa Land Company, LLC                                                    Delaware                        100%
Anderson Springs Energy Company                                             California                       100%
Androscoggin Energy, Inc.                                                    Illinois                        100%
Auburndale Power Partners, L.P.                                              Delaware                        100%
Augusta Energy                                                               Delaware                        100%
Aviation Funding Corporation                                                 Delaware                        100%
Bayou Verret Energy LLC                                                      Delaware                        100%
Baytown Energy Center, LP                                                    Delaware                        100%
Bellingham Cogen, Inc.                                                      California                       100%
Bethpage Cogeneration Limited Partnership                                    Delaware                        100%
Bethpage Fuel Management Inc.                                                Delaware                        100%
Broad River Energy LLC                                                       Delaware                        100%
Broad River Investors LLC                                                    Delaware                        100%
Calistoga Geothermal Partners, LP                                            Delaware                        100%
Calpine Acadia Holdings, LLC                                                 Delaware                        100%
Calpine Agnews, Inc.                                                        California                       100%
Calpine Auburndale, Inc.                                                     Delaware                        100%
Calpine Baytown Energy Center GP, LLC                                        Delaware                        100%
Calpine Baytown Energy Center LP, LLC                                        Delaware                        100%
Calpine C*Power Inc.                                                         Delaware                        100%
Calpine Calgary Energy Centre Ltd.                                           Alberta                         100%
Calpine Calgary, Inc.                                                        Delaware                        100%
Calpine Calistoga Holdings, LLC                                              Delaware                        100%
Calpine Canada Power Holdings Ltd.                                           Alberta                         100%
Calpine Canada Power, Inc.                                                   Delaware                        100%
Calpine Canada TriGas, Ltd.                                                  Alberta                         100%
Calpine Capital Trust                                                        Delaware                        100%
Calpine Capital Trust II                                                     Delaware                        100%
Calpine Capital Trust III                                                    Delaware                        100%
Calpine CCFC GP, Inc.                                                        Delaware                        100%
Calpine CCFC Holdings, Inc.                                                  Delaware                        100%
Calpine CCFC II Holdings, Inc.                                               Delaware                        100%
Calpine CCFC LP, Inc.                                                        Delaware                        100%
Calpine Central, Inc.                                                        Delaware                        100%
Calpine Central, L.P.                                                        Delaware                        100%
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                            Entity                                         Jurisdiction               Ownership Interest
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
Calpine Central-Texas, Inc.                                                  Delaware                        100%
Calpine Channel Energy Center GP, Inc.                                       Delaware                        100%
Calpine Channel Energy Center GP, LLC                                        Delaware                        100%
Calpine Channel Energy Center LP, Inc.                                       Delaware                        100%
Calpine Channel Energy Center LP, LLC                                        Delaware                        100%
Calpine Cogeneration Corporation                                             Delaware                        100%
Calpine Construction Finance Company I, Inc.                                 Delaware                        100%
Calpine Construction Finance Company II, Inc.                                Delaware                        100%
Calpine Construction Finance Company, L.P.                                   Delaware                        100%
Calpine Construction Management Company, Inc.                                Delaware                        100%
Calpine Coos Development Company, Inc.                                      California                       100%
Calpine Decatur Pipeline, Inc.                                               Delaware                        100%
Calpine Decatur Pipeline, L.P.                                               Delaware                        100%
Calpine Deer Park GP, LLC                                                    Delaware                        100%
Calpine Deer Park LP, LLC                                                    Delaware                        100%
Calpine Dighton Inc.                                                         Delaware                        100%
Calpine East Acquisition Corporation                                         Delaware                        100%
Calpine East Fuels, Inc.                                                     Delaware                        100%
Calpine Eastern Corporation                                                  Delaware                        100%
Calpine Edinburg, Inc.                                                       Delaware                        100%
Calpine Energy Kennedy Airport Inc.                                          Delaware                        100%
Calpine Energy Kennedy Operators Inc.                                        New York                        100%
Calpine Energy KIA Inc.                                                      New York                        100%
Calpine Energy Long Island Inc.                                              Delaware                        100%
Calpine Energy Power Inc.                                                    Delaware                        100%
Calpine Energy Services Canada Ltd.                                          Delaware                        100%
Calpine Energy Services, L.P.                                                Delaware                        100%
Calpine Energy Stony Brook Inc.                                              Delaware                        100%
Calpine Energy Stony Brook Operators Inc.                                    New York                        100%
Calpine Finance Company                                                      Delaware                        100%
Calpine Freestone Pipeline GP, Inc.                                          Delaware                        100%
Calpine Freestone, Inc.                                                      Delaware                        100%
Calpine Fuels Corporation                                                   California                       100%
Calpine Fuels Texas Corporation                                              Delaware                        100%
Calpine Gas Company                                                          Delaware                        100%
Calpine/Gentex Lost Pines, L.P.                                              Delaware                        50%
Calpine Geysers Company, L.P.                                                Delaware                        100%
Calpine Gilroy 1, Inc.                                                       Delaware                        100%
Calpine Gilroy 2, Inc.                                                       Delaware                        100%
Calpine Gilroy Cogen, L.P.                                                   Delaware                        100%
Calpine Gordonsville, Inc.                                                   Delaware                        100%
Calpine Greenleaf Holdings, Inc.                                             Delaware                        100%
Calpine Greenleaf, Inc.                                                      Delaware                        100%
Calpine Hermiston, Inc.                                                      Delaware                        100%
Calpine Hidalgo Design, L.P.                                                 Delaware                        100%
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                            Entity                                         Jurisdiction               Ownership Interest
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
Calpine Hidalgo Energy Center, L.P.                                          Delaware                        100%
Calpine Hidalgo Holdings, Inc.                                               Delaware                        100%
Calpine Hidalgo, Inc.                                                        Delaware                        100%
Calpine Jersey Cogen, Inc.                                                   Delaware                        100%
Calpine Kennedy Airport, Inc.                                                New York                        100%
Calpine KIA, Inc.                                                            New York                        100%
Calpine King City 1, Inc.                                                    Delaware                        100%
Calpine King City 2, Inc.                                                    Delaware                        100%
Calpine King City Cogen Inc.                                                California                       100%
Calpine King City Cogen, LLC                                                California                       100%
Calpine Leasing Inc.                                                         Delaware                        100%
Calpine Long Island, Inc.                                                    Delaware                        100%
Calpine Lost Pines Operations, Inc.                                          Delaware                        100%
Calpine Magic Valley Pipeline, Inc.                                          Delaware                        100%
Calpine Magic Valley Pipeline, L.P.                                          Delaware                        100%
Calpine Marketing, LLC                                                       Delaware                        100%
Calpine Monterey Cogeneration, Inc.                                         California                       100%
Calpine Morris, LLC                                                          Delaware                        100%
Calpine MVG, Inc.                                                            Delaware                        100%
Calpine MVP, Inc.                                                            Delaware                        100%
Calpine Natural Gas Company                                                  Delaware                        100%
Calpine Newark, Inc.                                                         Delaware                        100%
Calpine Northeast Marketing, Inc.                                            Delaware                        100%
Calpine Oneta Power I, LLC                                                   Delaware                        100%
Calpine Oneta Power II, LLC                                                  Delaware                        100%
Calpine Oneta Power, L.P.                                                    Delaware                        100%
Calpine Operating Plant Services, Inc.                                      California                       100%
Calpine Parlin, Inc.                                                         Delaware                        100%
Calpine Pasadena Cogeneration, Inc.                                          Delaware                        100%
Calpine Philadelphia, Inc.                                                   Delaware                        100%
Calpine Pittsburgh, LLC                                                      Delaware                        100%
Calpine Pittsburg, Inc.                                                      Delaware                        100%
Calpine Power Company                                                       California                       100%
Calpine Power Equipment, LP                                                   Texas                          100%
Calpine Power Management, Inc.                                               Delaware                        100%
Calpine Power Services Company                                              California                       100%
Calpine PowerAmerica, Inc.                                                   Delaware                        100%
Calpine PowerAmerica, LP                                                     Delaware                        100%
Calpine Project Investments, Inc.                                           California                       100%
Calpine Pryor, Inc.                                                          Delaware                        100%
Calpine Rumford Cogeneration Inc.                                            Delaware                        100%
Calpine Rumford, Inc.                                                        Delaware                        100%
Calpine Schuylkill, Inc.                                                     Delaware                        100%
Calpine Securities Company, L.P.                                             Delaware                        100%
Calpine Siskiyou Geothermal Partners, L.P.                                  California                       100%
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                            Entity                                         Jurisdiction               Ownership Interest
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
Calpine Sonoma, Inc.                                                        California                       100%
Calpine South Point, Inc.                                                    Delaware                        100%
Calpine Stony Brook Operators, Inc.                                          New York                        100%
Calpine Stony Brook, Inc.                                                    New York                        100%
Calpine Sumas, Inc.                                                         California                       100%
Calpine Sutter, Inc.                                                         Delaware                        100%
Calpine Texas Cogeneration, Inc.                                             Delaware                        100%
Calpine Texas Pipeline GP, Inc.                                              Delaware                        100%
Calpine Texas Pipeline LP, Inc.                                              Delaware                        100%
Calpine Texas Pipeline, L.P.                                                 Delaware                        100%
Calpine Thermal Power, Inc.                                                 California                       100%
Calpine Tiverton I, Inc.                                                     Delaware                        100%
Calpine Tiverton, Inc.                                                       Delaware                        100%
Calpine Tiverton, L.P.                                                       Delaware                        100%
Calpine University Power, Inc.                                               Delaware                        100%
Calpine Vapor, Inc.                                                         California                       100%
Calpine Westbrook, Inc.                                                      Delaware                        100%
Calpine-EMI Marketing LLC                                                    Delaware                        100%
Calpine/Gentex Lost Pines Operations, L.P.                                   Delaware                        100%
Carville Energy LLC                                                          Delaware                        100%
CCFC Development Company, LLC                                                Delaware                        100%
CCFC Equipment Finance Company, LLC                                          Delaware                        100%
CCFC II Development Company, LLC                                             Delaware                        100%
CCFC II Equipment Finance Company, LLC                                       Delaware                        100%
CCFC II Equipment Finance Holdings, LLC                                      Delaware                        100%
CCFC II Project Equipment Finance Company One, LLC                                                           100%
CGC Dighton, LLC                                                             Delaware                        100%
Channel Energy Center, LP                                                    Delaware                        100%
Clear Lake Cogeneration Limited Partnership                                  Delaware                        100%
Cloverdale Geothermal Partners, L.P.                                         Delaware                        100%
Columbia Energy LLC                                                          Delaware                        100%
Corpus Christi Cogeneration L.P.                                             Delaware                        100%
CPN Acadia, Inc.                                                             Delaware                        100%
CPN Aidlin, Inc.                                                             Delaware                        100%
CPN Auburndale, Inc.                                                         Delaware                        100%
CPN Bayonne, Inc.                                                            Delaware                        100%
CPN Berks Generation, Inc.                                                   Delaware                        100%
CPN Berks, LLC                                                               Delaware                        100%
CPN Calistoga, LLC                                                           Delaware                        100%
CPN Clear Lake, Inc..                                                        Delaware                        100%
CPN Decatur Pipeline, Inc.                                                   Delaware                        100%
CPN Delta Holdings LLC                                                       Delaware                        100%
CPN Delta, Inc.                                                              Delaware                        100%
CPN East Fuels Inc.                                                          Delaware                        100%
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                            Entity                                         Jurisdiction               Ownership Interest
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
CPN East Fuels, LLC                                                          Delaware                        100%
CPN Energy Services GP, Inc.                                                 Delaware                        100%
CPN Energy Services LP, Inc.                                                 Delaware                        100%
CPN Freestone, Inc.                                                          Delaware                        100%
CPN Funding, Inc.                                                            Delaware                        100%
CPN Gas Marketing Company                                                    Delaware                        100%
CPN Haywood Holdings, LLC                                                    Delaware                        100%
CPN Hermiston, Inc.                                                          Delaware                        100%
CPN Insurance Corporation                                                     Hawaii                         100%
CPN Morris, Inc.                                                             Delaware                        100%
CPN Osprey, Inc.                                                             Delaware                        100%
CPN Oxford, Inc.                                                             Delaware                        100%
CPN Pipeline Company                                                         Delaware                        100%
CPN Pleasant Hill Operating, LLC                                             Delaware                        100%
CPN Pleasant Hill, LLC                                                       Delaware                        100%
CPN Production Company                                                       Delaware                        100%
CPN Pryor Funding Corporation                                                Delaware                        100%
CPN Quincy Holdings, LLC                                                     Colorado                        100%
CPN Sheridan, Inc.                                                           Delaware                        100%
CPN Texas Central Fuels, L.P.                                                 Texas                          100%
CPN Westbrook I, Inc.                                                        Delaware                        100%
De Pere Energy L.L.C.                                                       Wisconsin                        100%
DEC-LMEC Pipeline, LLC                                                       Delaware                        100%
Decatur Energy Center LLC                                                    Delaware                        100%
Deer Park Energy Center, L.P.                                                Delaware                        100%
DEI Texas, Inc.                                                              Virginia                        100%
Delta Energy Center LLC                                                      Delaware                        50%
Dighton Power Associates Limited Partnership                              Massachusetts                      100%
East Altamont Energy Center, LLC                                             Delaware                        100%
EMI/Tiverton, Inc.                                                           Delaware                        100%
Energypro Construction Partners                                              Delaware                        100%
Enron Cogeneration One Company                                               Delaware                        100%
Fond Du Lac Energy Center, LLC                                               Delaware                        100%
Freestone Power Generation LP                                                 Texas                          100%
Fremont Energy Center LLC                                                    Delaware                        100%
Gas Energy Cogeneration Inc.                                                 Delaware                        100%
Gas Energy Inc.                                                              Delaware                        100%
GATX/Calpine-Agnews, Inc.                                                    Delaware                        100%
GEC Bethpage Inc.                                                            Delaware                        100%
Geothermal Energy Partners                                                  California                       100%
Geysers Finance Company                                                      Delaware                        100%
Geysers Power Co.                                                            Delaware                        100%
Geysers Power Company II, LLC                                                Delaware                        100%
Geysers Power Company, LLC                                                   Delaware                        100%
Geysers Power I Company                                                      Delaware                        100%
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                            Entity                                         Jurisdiction               Ownership Interest
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
Gordonsville Energy, L.P.                                                    Delaware                        50%
Greenleaf Unit One Associates, Inc.                                         California                       100%
Greenleaf Unit Two Associates, Inc.                                         California                       100%
Groveton Energy LLC                                                          Delaware                        100%
Hammond Energy LLC                                                           Delaware                        100%
Haywood Energy Center, LLC                                                   Delaware                        100%
Healdsburg Energy Company, L.P.                                              Delaware                        100%
Hermiston Power Partnership                                                  Delaware                        100%
Idlewild Fuel Management Corp.                                               Delaware                        100%
JMC Bethpage, Inc.                                                           Delaware                        100%
JOQ Canada, Inc.                                                             Delaware                        100%
Lawrence Energy Center, LLC                                                  Delaware                        100%
Livermore Falls Energy LLC                                                   Delaware                        100%
Lone Oak Energy Center, LLC                                                  Delaware                        100%
Los Medanos Energy Center LLC                                                Delaware                        100%
Magic Valley Pipeline, L.P.                                                  Delaware                        100%
MEP Investments, LLC                                                         Delaware                        100%
MEP Pleasant Hill, LLC                                                       Delaware                        50%
Moapa Paiute Energy Center, LLC                                              Delaware                        100%
Mobile Energy LLC                                                            Delaware                        100%
Modoc Power, Inc.                                                           California                       100%
Morgan Energy Center LLC                                                     Delaware                        100%
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                            Entity                                         Jurisdiction               Ownership Interest
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
Mount Hoffman Geothermal Company, L.P.                                       Delaware                        100%
Mt. Vernon Energy LLC                                                        Delaware                        100%
Nissequogue Cogen Partners                                                   Delaware                        100%
Northern Cogeneration One Company                                            Delaware                        100%
Northern Cogeneration Three Company                                          Delaware                        100%
Northwest Cogeneration, Inc.                                                California                       100%
Nueces Bay Energy LLC                                                        Delaware                        100%
O'Brien (Philadelphia) Cogeneration, Inc.                                    Delaware                        100%
O'Brien Biogas Producing (Suffolk), Inc.                                     Delaware                        100%
O'Brien Cogeneration Inc.                                                    Delaware                        100%
O'Brien Energy Services Company                                              Delaware                        100%
O'Brien Environmental Energy, Inc.                                           Delaware                        100%
O.L.S. Energy-Agnews, Inc.                                                   Delaware                        100%
Odyssey Land Acquisition Company                                             Delaware                        100%
OES, Inc.                                                                    Delaware                        100%
Oklahoma Loan Acquisition Corp.                                              Delaware                        100%
Pastoria Energy Center, LLC                                                  Delaware                        100%
PEC Energy Marketing, Inc.                                                   Delaware                        100%
Pine Bluff Energy, LLC                                                       Delaware                       66.67%
Polsky Energy Corporation                                                    Delaware                        100%
Polsky Energy Corporation of Maine, Inc.                                     Delaware                        100%
Polsky SCQ Services, Inc.                                                    Delaware                        100%
Portsmouth Leasing Corp.                                                     Delaware                        100%
Power Investors, L.L.C.                                                      Delaware                        100%
QMC Resources Canada Corp.                                                 Nova Scotia                       100%
Quincy Energy Center, LLC                                                    Delaware                        100%
Quintana Canada Holdings, LLC                                                Delaware                        100%
Quintana Mineral (USA) Inc.                                                  Delaware                        100%
Reliability 2000 LLC                                                         Delaware                        100%
RockGen Energy LLC                                                           Delaware                        100%
Rumford Power Associates, L.P.                                               Delaware                        100%
Russell City Energy Center, LLC                                              Delaware                        100%
Santa Rosa Energy Company                                                   California                       100%
Santa Rosa Energy LLC                                                        Delaware                        100%
Silverado Geothermal Resources, Inc.                                        California                       100%
SkyGen Energy Holdings LLC                                                   Delaware                        100%
SkyGen Energy LLC                                                            Delaware                        100%
SkyGen Energy Marketing LLC                                                  Delaware                        100%
SkyGen Gas Marketing LLC                                                     Delaware                        100%
SkyGen GulfCoast Energy LLC                                                  Delaware                        100%
SkyGen Investors LLC                                                         Delaware                        100%
SkyGen Project Holdings LLC                                                  Delaware                        100%
SkyGen Services, Inc.                                                        Delaware                        100%
SkyGen SouthCoast Investors LLC                                              Delaware                        100%
SMO Bethpage, Inc.                                                           Delaware                        100%
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                            Entity                                         Jurisdiction               Ownership Interest
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
Sonoma Geothermal Partners, L.P.                                             Delaware                        100%
St. Francisville Energy LLC                                                  Delaware                        100%
Stony Brook Cogeneration, Inc.                                               Delaware                        100%
Stony Brook Fuel Management Corp.                                            Delaware                        100%
Suffolk Biogas Inc.                                                          Delaware                        100%
Sumas Cogen Company, L.P.                                                    Delaware                        70%
Summer Power Source, LLC                                                     Delaware                        100%
Sutter Dryers, Inc.                                                         California                       100%
TBG Cogen Partners                                                           Delaware                        100%
Texas City Cogeneration, L.P.                                                Delaware                        100%
Texas Cogeneration Company                                                   Delaware                        100%
Texas Cogeneration One Company                                               Delaware                        100%
Texas Cogeneration Three, Inc.                                               Delaware                        100%
Thermal Power Company                                                        Delaware                        100%
Tiverton Power Associates Limited Partnership                                Delaware                        100%
Towantic Energy, L.L.C.                                                      Delaware                        100%
TriGas Exploration Ltd.                                                      Alberta                         100%
Tuscarora Energy Corp.                                                       Delaware                        100%
Venture Acquisition Company                                                  Delaware                        100%
Versailles Energy LLC                                                        Delaware                        100%
Warnerville Energy Center, LLC                                               Delaware                        100%
Washington Parish Energy Center, LLC                                         Delaware                        100%
Wawayanda Energy Center, LLC                                                 Delaware                        100%
Westbrook L.L.C.                                                             Delaware                        100%
Whatcom Cogeneration Partners, L.P.                                          Delaware                        100%
Wisconsin River Energy, LLC                                                  Delaware                        100%
Zion Energy LLC                                                              Delaware                        100%
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